EXHIBIT 99.1

Brookline Bancorp Announces Fourth Quarter Results

Net Income of $13.3 million, EPS of $0.19

BOSTON, Jan. 25, 2017 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ:BRKL) (the “Company”) today announced net income of $13.3 million, or $0.19 per basic and diluted share, for the fourth quarter of 2016, compared to $13.3 million, or $0.19 per basic and diluted share, for the fourth quarter of 2015.

For the year ended December 31, 2016, the Company reported net income of $52.4 million, or $0.74 per basic and diluted share, compared to $49.8 million, or $0.71 per basic and diluted share, for the year ended December 31, 2015.

Paul Perrault, President and Chief Executive Officer of the Company, stated: "We are very pleased to finish 2016 with over 5 percent year-to-year growth in earnings. We grew our loan balances by more than 8 percent and our demand deposits grew by 13 percent. Our asset quality remains stable and we continue to be well-capitalized. Looking towards 2017, the Company is solidly positioned to continue to grow and deliver consistent returns to our stockholders. I am grateful to all our employees who have demonstrated dedication and commitment in accomplishing these outstanding results."

BALANCE SHEET

Total assets at December 31, 2016 increased $57.8 million to $6.44 billion from $6.38 billion at September 30, 2016, and increased $395.8 million from $6.04 billion at December 31, 2015. The increase in total assets of 3.6 percent on an annualized basis during the fourth quarter of 2016 was driven by growth in loans and leases. At December 31, 2016, total loans and leases were $5.40 billion, representing an increase of $66.6 million from September 30, 2016, and an increase of $403.3 million from December 31, 2015. During the fourth quarter of 2016, total loans and leases grew 5.0 percent on an annualized basis. Solid loan growth continued in the commercial real estate and commercial loan and lease portfolios, which increased $59.7 million during the fourth quarter of 2016, or 5.5 percent on an annualized basis.

Investment securities at December 31, 2016 increased $9.4 million to $610.8 million, comprising 9.5 percent of total assets, as compared to $601.4 million, or 9.4 percent of total assets, at September 30, 2016, and increased approximately $3.8 million from $607.0 million, or 10.0 percent of total assets, at December 31, 2015.

Total deposits at December 31, 2016 increased $46.2 million to $4.61 billion from $4.56 billion at September 30, 2016 and increased $305.1 million from $4.31 billion at December 31, 2015. Core deposits, which consists of demand checking, NOW, savings, and money market accounts, increased $111.2 million from September 30, 2016 and increased $351.9 million from December 31, 2015. The average cost of interest bearing deposits decreased slightly to 55 basis points for the three months ended December 31, 2016 from 56 basis points for the three months ended September 30, 2016.

Total borrowings at December 31, 2016 increased $21.4 million to $1.04 billion from $1.02 billion at September 30, 2016 and increased $61.1 million from $983.0 million at December 31, 2015.

The ratio of stockholders’ equity to total assets was 10.80 percent at December 31, 2016, as compared to 10.91 percent at September 30, 2016, and 11.05 percent at December 31, 2015, respectively. The ratio of tangible stockholders’ equity to tangible assets was 8.73 percent at December 31, 2016, as compared to 8.82 percent at September 30, 2016, and 8.81 percent at December 31, 2015.

NET INTEREST INCOME

Net interest income decreased $0.5 million to $51.9 million during the fourth quarter of 2016 from the quarter ended September 30, 2016, largely as a result of a $1.0 million decrease in accretion related to acquired loans and prepayment fees partially offset by asset growth. The net interest margin decreased 8 basis points to 340 basis points for the three months ended December 31, 2016.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $3.2 million for the quarter ended December 31, 2016, compared to $2.2 million for the quarter ended September 30, 2016.

Net charge-offs for the fourth quarter of 2016 were $8.3 million compared to $0.5 million in the third quarter. The Company charged off $6.1 million of loans with previously established specific reserves of which $4.5 million primarily related to taxi medallion loans. The Company still believes the taxi industry remains under pressure from application-based mobile ride services. The remaining $2.2 million in net charge-offs were related to originated and acquired loans that deteriorated in the fourth quarter. As a result, the ratio of net charge-offs to average loans on an annualized basis increased to 62 basis points for the fourth quarter of 2016 from 4 basis points for the third quarter of 2016. Net charge-offs as a percent of average total loans was 25 basis points in 2016 compared to 9 basis points in 2015.

The allowance for loan and lease losses represented 0.99 percent of total loans and leases at December 31, 2016, compared to 1.10 percent at September 30, 2016, and 1.14 percent at December 31, 2015. The allowance for loan and lease losses related to originated loans and leases represented 1.03 percent of originated loans and leases at December 31, 2016, compared to 1.15 percent at September 30, 2016, and 1.20 percent at December 31, 2015. The decrease in the ratios for the allowance for loan and lease losses to total loans and leases is due to the charge-off of loans which had a specific reserve as of September 30, 2016.

NON-INTEREST INCOME

Non-interest income for the quarter ended December 31, 2016 increased $0.1 million to $5.4 million from $5.3 million for the quarter ended September 30, 2016, primarily driven by a decrease of $0.6 million in loan level derivative income offset by an increase of $0.7 million in gain on sales of loans and leases held-for-sale.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended December 31, 2016 decreased $0.8 million to $32.6 million from $33.4 million for the quarter ended September 30, 2016 primarily driven by a decrease of $0.7 million in compensation and employee benefits, a decrease of $0.3 million in FDIC insurance, and a decrease of $0.1 million in professional services offset by an increase of $0.2 million in equipment and data processing expense and an increase of $0.1 million in occupancy costs.

The Company’s efficiency ratio was 56.9 percent at December 31, 2016, compared with 57.9 percent at September 30, 2016.

PROVISION FOR INCOME TAXES

The effective tax rate was 35.1 percent and 35.5 percent for the three months and twelve months ended December 31, 2016, respectively. Although there was no impact to the effective tax rate in the fourth quarter, the net charge-offs recorded in the fourth quarter monetize a portion of our deferred tax asset in 2016.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets decreased during the fourth quarter of 2016 to 0.83 percent at December 31, 2016 from 0.86 percent at September 30, 2016. The return on average assets decreased to 0.83 percent for the year ended December 31, 2016, compared to 0.85 percent for the year ended December 31, 2015. The return on average tangible assets decreased to 0.85 percent for the fourth quarter of 2016 from 0.88 percent for the third quarter of 2016. The return on average tangible assets decreased to 0.85 percent for the year ended December 31, 2016, compared to 0.87 percent for the year ended December 31, 2015.

The return on average stockholders' equity decreased during the fourth quarter of 2016 to 7.59 percent from 7.83 percent for the third quarter of 2016. The return on average tangible stockholders’ equity decreased to 9.60 percent for the fourth quarter of 2016 from 9.94 percent for the third quarter of 2016. The return on average stockholders' equity increased to 7.59 percent for the year ended December 31, 2016, compared to 7.57 percent for the year ended December 31, 2015. The return on average tangible stockholders’ equity decreased to 9.66 percent for the year ended December 31, 2016, compared to 9.80 percent for the year ended December 31, 2015.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.74 percent at December 31, 2016 as compared to 0.70 percent at September 30, 2016. Nonperforming loans and leases increased $2.5 million to $40.1 million at December 31, 2016 from $37.6 million at September 30, 2016. Nonperforming assets at December 31, 2016 increased $2.8 million to $41.5 million, or 0.64 percent of total assets, from $38.7 million, or 0.61 percent of total assets, at September 30, 2016. The increases were primarily driven by commercial real estate nonperforming loans.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.09 per share for the quarter ended December 31, 2016. The dividend will be paid on February 24, 2017 to stockholders of record on February 10, 2017.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, January 26, 2017 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10099570. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $6.4 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact:
Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended					At and For the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$51,854	$52,350	$50,257	$49,203	$50,078	$203,664	$194,365
Provision for credit losses	3,215	2,215	2,545	2,378	1,520	10,353	7,451
Non-interest income	5,430	5,329	5,375	6,469	6,063	22,667	20,184
Non-interest expense	32,607	33,388	32,250	32,053	32,329	130,362	125,377
Income before provision for income taxes	21,462	22,076	20,837	21,241	22,292	85,616	81,721
Net income attributable to Brookline Bancorp, Inc.	13,279	13,617	12,654	12,812	13,327	52,362	49,782

Performance Ratios:
Net interest margin (1)	3.40%	3.48%	3.44%	3.45%	3.54%	3.44%	3.54%
Interest-rate spread (1)	3.24%	3.32%	3.25%	3.26%	3.42%	3.27%	3.37%
Return on average assets	0.83%	0.86%	0.81%	0.84%	0.89%	0.83%	0.85%
Return on average tangible assets (non-GAAP)	0.85%	0.88%	0.83%	0.86%	0.92%	0.85%	0.87%
Return on average stockholders' equity	7.59%	7.83%	7.38%	7.57%	7.99%	7.59%	7.57%
Return on average tangible stockholders' equity (non-GAAP)	9.60%	9.94%	9.40%	9.69%	10.28%	9.66%	9.80%
Efficiency ratio (2)	56.92%	57.89%	57.97%	57.57%	57.59%	57.60%	58.44%

Per Common Share Data:
Net income — Basic	$0.19	$0.19	$0.18	$0.18	$0.19	$0.74	$0.71
Net income — Diluted	0.19	0.19	0.18	0.18	0.19	0.74	0.71
Cash dividends declared	0.090	0.090	0.090	0.090	0.090	0.360	0.355
Book value per share (end of period)	9.88	9.90	9.82	9.69	9.51	9.88	9.51
Tangible book value per share (end of period) (non-GAAP)	7.81	7.81	7.73	7.59	7.39	7.81	7.39
Stock price (end of period)	16.40	12.19	11.03	11.01	11.50	16.40	11.50

Balance Sheet:
Total assets	$6,438,129	$6,380,312	$6,296,502	$6,181,030	$6,042,338	$6,438,129	$6,042,338
Total loans and leases	5,398,864	5,332,300	5,259,038	5,130,445	4,995,540	5,398,864	4,995,540
Total deposits	4,611,076	4,564,906	4,485,154	4,393,456	4,306,018	4,611,076	4,306,018
Brookline Bancorp, Inc. stockholders’ equity	695,544	696,371	689,656	680,417	667,485	695,544	667,485

Asset Quality:
Nonperforming assets	$41,476	$38,704	$33,809	$32,470	$20,676	$41,476	$20,676
Nonperforming assets as a percentage of total assets	0.64%	0.61%	0.54%	0.53%	0.34%	0.64%	0.34%
Allowance for loan and lease losses	$53,666	$58,892	$57,258	$58,606	$56,739	$53,666	$56,739
Allowance for loan and lease losses as a percentage of total loans and leases	0.99%	1.10%	1.09%	1.14%	1.14%	0.99%	1.14%
Net loan and lease charge-offs	$8,337	$520	$4,018	$400	$1,389	$13,275	$4,343
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.62%	0.04%	0.31%	0.03%	0.11%	0.25%	0.09%

Capital Ratios:
Stockholders’ equity to total assets	10.80%	10.91%	10.95%	11.01%	11.05%	10.80%	11.05%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.73%	8.82%	8.82%	8.83%	8.81%	8.73%	8.81%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$36,055	$32,196	$22,677	$31,127	$28,753
Short-term investments	31,602	32,351	47,265	42,795	46,736
Total cash and cash equivalents	67,657	64,547	69,942	73,922	75,489
Investment securities available-for-sale	523,634	524,295	532,967	536,182	513,201
Investment securities held-to-maturity	87,120	77,094	69,590	83,409	93,757
Total investment securities	610,754	601,389	602,557	619,591	606,958
Loans and leases held-for-sale	13,078	21,109	1,585	3,190	13,383
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,050,382	2,038,477	1,974,289	1,958,057	1,875,592
Multi-family mortgage	731,186	703,743	721,771	682,317	658,480
Construction	136,999	141,208	144,463	126,024	130,322
Total commercial real estate loans	2,918,567	2,883,428	2,840,523	2,766,398	2,664,394
Commercial loans and leases:
Commercial	635,426	652,316	628,281	616,290	592,531
Equipment financing	799,860	764,647	750,503	721,621	721,890
Condominium association	60,122	53,903	61,962	60,728	59,875
Total commercial loans and leases	1,495,408	1,470,866	1,440,746	1,398,639	1,374,296
Indirect automobile loans	6,141	7,607	9,281	11,220	13,678
Consumer loans:
Residential mortgage	624,349	617,065	624,423	617,501	616,449
Home equity	342,241	340,954	333,527	318,859	314,553
Other consumer	12,158	12,380	10,538	17,828	12,170
Total consumer loans	978,748	970,399	968,488	954,188	943,172
Total loans and leases	5,398,864	5,332,300	5,259,038	5,130,445	4,995,540
Allowance for loan and lease losses	(53,666)	(58,892)	(57,258)	(58,606)	(56,739)
Net loans and leases	5,345,198	5,273,408	5,201,780	5,071,839	4,938,801
Restricted equity securities	64,511	65,683	64,677	65,438	66,117
Premises and equipment, net of accumulated depreciation	76,176	75,462	76,131	77,128	78,156
Deferred tax asset	25,247	22,894	22,301	24,181	26,817
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	8,133	8,754	9,377	9,998	10,633
Other real estate owned and repossessed assets	1,399	1,152	751	565	1,343
Other assets	88,086	108,024	109,511	97,288	86,751
Total assets	$6,438,129	$6,380,312	$6,296,502	$6,181,030	$6,042,338
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$900,474	$889,278	$852,869	$793,195	$799,117
Interest-bearing deposits:
NOW accounts	323,160	298,629	295,126	286,920	283,972
Savings accounts	613,061	591,156	557,607	555,843	540,788
Money market accounts	1,733,359	1,679,797	1,628,550	1,649,348	1,594,269
Certificate of deposit accounts	1,041,022	1,106,046	1,151,002	1,108,150	1,087,872
Total interest-bearing deposits	3,710,602	3,675,628	3,632,285	3,600,261	3,506,901
Total deposits	4,611,076	4,564,906	4,485,154	4,393,456	4,306,018
Borrowed funds:
Advances from the FHLBB	910,774	900,971	904,685	905,953	861,866
Subordinated debentures and notes	83,105	83,043	83,021	82,978	82,936
Other borrowed funds	50,207	38,639	40,733	39,378	38,227
Total borrowed funds	1,044,086	1,022,653	1,028,439	1,028,309	983,029
Mortgagors’ escrow accounts	7,645	8,166	7,419	7,905	7,516
Accrued expenses and other liabilities	72,573	81,670	79,541	64,566	72,289
Total liabilities	5,735,380	5,677,395	5,600,553	5,494,236	5,368,852
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	616,734	616,142	617,738	617,477	616,899
Retained earnings, partially restricted	136,671	129,740	122,469	116,151	109,675
Accumulated other comprehensive (loss) income	(3,818)	4,896	5,969	3,352	(2,476)
Treasury stock, at cost;
4,707,096 shares, 4,734,512 shares, 4,862,193 shares, 4,861,554 shares, and 4,861,554 shares, respectively	(53,837)	(54,151)	(56,215)	(56,208)	(56,208)
Unallocated common stock held by the Employee Stock Ownership Plan;
176,688 shares, 185,787 shares, 194,880 shares, 203,973 shares, and 213,066 shares, respectively	(963)	(1,013)	(1,062)	(1,112)	(1,162)
Total Brookline Bancorp, Inc. stockholders’ equity	695,544	696,371	689,656	680,417	667,485
Noncontrolling interest in subsidiary	7,205	6,546	6,293	6,377	6,001
Total stockholders' equity	702,749	702,917	695,949	686,794	673,486
Total liabilities and stockholders' equity	$6,438,129	$6,380,312	$6,296,502	$6,181,030	$6,042,338

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$57,247	$57,858	$55,369	$54,247	$54,814
Debt securities	2,881	2,822	3,075	2,932	2,936
Marketable and restricted equity securities	762	804	729	680	668
Short-term investments	93	47	63	39	30
Total interest and dividend income	60,983	61,531	59,236	57,898	58,448
Interest expense:
Deposits	5,195	5,112	5,018	4,745	4,554
Borrowed funds	3,934	4,069	3,961	3,950	3,816
Total interest expense	9,129	9,181	8,979	8,695	8,370
Net interest income	51,854	52,350	50,257	49,203	50,078
Provision for credit losses	3,215	2,215	2,545	2,378	1,520
Net interest income after provision for credit losses	48,639	50,135	47,712	46,825	48,558
Non-interest income:
Deposit fees	2,263	2,289	2,216	2,145	2,208
Loan fees	322	330	287	330	364
Loan level derivative income, net	265	858	1,210	1,629	1,556
Gain on sales of loans and leases held-for-sale	1,270	588	345	905	614
Other	1,310	1,264	1,317	1,460	1,321
Total non-interest income	5,430	5,329	5,375	6,469	6,063
Non-interest expense:
Compensation and employee benefits	19,657	20,369	19,083	18,727	18,788
Occupancy	3,520	3,411	3,391	3,526	3,482
Equipment and data processing	4,028	3,826	3,898	3,714	3,537
Professional services	927	997	962	966	951
FDIC insurance	655	956	843	878	883
Advertising and marketing	823	844	853	861	903
Amortization of identified intangible assets	621	623	621	635	724
Other	2,376	2,362	2,599	2,746	3,061
Total non-interest expense	32,607	33,388	32,250	32,053	32,329
Income before provision for income taxes	21,462	22,076	20,837	21,241	22,292
Provision for income taxes	7,524	7,804	7,465	7,599	8,237
Net income before noncontrolling interest in subsidiary	13,938	14,272	13,372	13,642	14,055
Less net income attributable to noncontrolling interest in subsidiary	659	655	718	830	728
Net income attributable to Brookline Bancorp, Inc.	$13,279	$13,617	$12,654	$12,812	$13,327
Earnings per common share:
Basic	$0.19	$0.19	$0.18	$0.18	$0.19
Diluted	$0.19	$0.19	$0.18	$0.18	$0.19
Weighted average common shares outstanding during the period:
Basic	70,362,702	70,299,722	70,196,950	70,186,921	70,177,382
Diluted	70,592,204	70,450,760	70,388,438	70,343,408	70,318,657
Dividends declared per common share	$0.090	$0.090	$0.090	$0.090	$0.090

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2016	2015
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$224,721	$212,604
Debt securities	11,710	11,416
Marketable and restricted equity securities	2,975	2,762
Short-term investments	242	128
Total interest and dividend income	239,648	226,910
Interest expense:
Deposits	20,070	17,480
Borrowed funds	15,914	15,065
Total interest expense	35,984	32,545
Net interest income	203,664	194,365
Provision for credit losses	10,353	7,451
Net interest income after provision for credit losses	193,311	186,914
Non-interest income:
Deposit Fees	8,913	8,730
Loan Fees	1,299	1,186
Loan level derivative income, net	3,962	3,397
Gain on sales of loans and leases held-for-sale	3,256	2,208
Other	5,237	4,663
Total non-interest income	22,667	20,184
Non-interest expense:
Compensation and employee benefits	77,836	71,272
Occupancy	13,882	13,926
Equipment and data processing	15,496	14,837
Professional services	3,852	4,192
FDIC insurance	3,332	3,510
Advertising and marketing	3,381	3,352
Amortization of identified intangible assets	2,500	2,911
Other	10,083	11,377
Total non-interest expense	130,362	125,377
Income before provision for income taxes	85,616	81,721
Provision for income taxes	30,392	29,353
Net income before noncontrolling interest in subsidiary	55,224	52,368
Less net income attributable to noncontrolling interest in subsidiary	2,862	2,586
Net income attributable to Brookline Bancorp, Inc.	$52,362	$49,782
Earnings per common share:
Basic	$0.74	$0.71
Diluted	$0.74	$0.71
Weighted average common shares outstanding during the period:
Basic	70,261,954	70,098,561
Diluted	70,444,083	70,235,868
Dividends declared per common share	$0.360	$0.355

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$5,340	$1,688	$2,408	$5,440	$5,482
Multi-family mortgage	1,404	1,418	1,446	1,446	291
Total commercial real estate loans	6,744	3,106	3,854	6,886	5,773

Commercial	22,974	24,051	17,944	15,050	6,264
Equipment financing	6,758	6,652	6,947	5,391	2,610
Total commercial loans and leases	29,732	30,703	24,891	20,441	8,874

Indirect automobile loans	137	179	248	308	675

Residential mortgage	2,501	1,749	2,048	2,132	2,225
Home equity	951	1,780	1,976	2,104	1,757
Other consumer	12	35	41	34	29
Total consumer loans	3,464	3,564	4,065	4,270	4,011

Total nonaccrual loans and leases	40,077	37,552	33,058	31,905	19,333

Other real estate owned	618	367	407	408	729
Other repossessed assets	781	785	344	157	614
Total nonperforming assets	$41,476	$38,704	$33,809	$32,470	$20,676

Loans and leases past due greater than 90 days and still accruing	$7,077	$8,275	$4,151	$3,512	$8,690

Troubled debt restructurings on accrual	13,883	16,303	15,693	16,697	17,953
Troubled debt restructurings on nonaccrual	11,919	15,715	15,621	14,614	4,965
Total troubled debt restructurings	$25,802	$32,018	$31,314	$31,311	$22,918

Nonperforming loans and leases as a percentage of total loans and leases	0.74%	0.70%	0.63%	0.62%	0.39%
Nonperforming assets as a percentage of total assets	0.64%	0.61%	0.54%	0.53%	0.34%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$58,892	$57,258	$58,606	$56,739	$56,472
Charge-offs	(8,629)	(839)	(4,324)	(875)	(1,929)
Recoveries	292	319	306	475	540
Net charge-offs	(8,337)	(520)	(4,018)	(400)	(1,389)
Provision for loan and lease losses	3,111	2,154	2,670	2,267	1,656
Allowance for loan and lease losses at end of period	$53,666	$58,892	$57,258	$58,606	$56,739

Allowance for loan and lease losses as a percentage of total loans and leases	0.99%	1.10%	1.09%	1.14%	1.14%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	1.03%	1.15%	1.13%	1.20%	1.20%

NET CHARGE-OFFS:
Commercial real estate loans	$635	$50	$1,153	$331	$—
Commercial loans and leases	7,119	375	2,316	64	1,302
Indirect automobile loans	(29)	7	(15)	13	3
Consumer loans	612	88	564	(8)	84
Total net charge-offs	$8,337	$520	$4,018	$400	$1,389

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.62%	0.04%	0.31%	0.03%	0.11%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Three Months Ended
	December 31, 2016			September 30, 2016			December 31, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$606,569	$2,977	1.96%	$604,394	$2,910	1.93%	$601,590	$2,992	1.99%
Marketable and restricted equity securities (2)	66,660	770	4.62%	66,981	836	4.99%	66,659	667	4.01%
Short-term investments	78,053	93	0.48%	36,273	47	0.51%	54,514	30	0.22%
Total investments	751,282	3,840	2.04%	707,648	3,793	2.14%	722,763	3,689	2.04%
Loans and Leases:
Commercial real estate loans (3)	2,888,967	28,896	3.91%	2,872,733	29,470	4.10%	2,603,238	27,072	4.16%
Commercial loans (3)	702,273	7,079	3.95%	717,265	7,130	3.90%	656,760	7,119	4.25%
Equipment financing (3)	777,324	12,527	6.45%	759,622	12,189	6.42%	698,049	11,831	6.78%
Indirect automobile loans (3)	6,830	78	4.54%	8,466	103	4.83%	14,991	144	3.81%
Residential mortgage loans (3)	627,650	5,512	3.51%	620,741	5,513	3.55%	619,959	5,450	3.52%
Other consumer loans (3)	357,287	3,397	3.77%	348,050	3,707	4.22%	323,659	3,419	4.19%
Total loans and leases	5,360,331	57,489	4.29%	5,326,877	58,112	4.36%	4,916,656	55,035	4.48%
Total interest-earning assets	6,111,613	61,329	4.01%	6,034,525	61,905	4.10%	5,639,419	58,724	4.17%
Allowance for loan and lease losses	(58,337)			(58,032)			(57,182)
Non-interest-earning assets	372,707			383,604			374,954
Total assets	$6,425,983			$6,360,097			$5,957,191

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$307,450	53	0.07%	$295,762	52	0.07%	$263,893	47	0.07%
Savings accounts	628,096	324	0.21%	566,192	318	0.22%	517,333	301	0.23%
Money market accounts	1,717,989	2,002	0.46%	1,678,937	1,905	0.45%	1,608,959	1,762	0.43%
Certificates of deposit	1,085,763	2,816	1.03%	1,112,831	2,837	1.01%	1,054,872	2,444	0.92%
Total interest-bearing deposits	3,739,298	5,195	0.55%	3,653,722	5,112	0.56%	3,445,057	4,554	0.52%
Borrowings
Advances from the FHLBB	853,572	2,635	1.21%	921,396	2,778	1.18%	836,939	2,536	1.19%
Subordinated debentures and notes	83,079	1,265	6.09%	83,036	1,259	6.07%	82,906	1,252	6.04%
Other borrowed funds	46,991	34	0.28%	46,417	32	0.27%	33,459	28	0.33%
Total borrowings	983,642	3,934	1.56%	1,050,849	4,069	1.52%	953,304	3,816	1.57%
Total interest-bearing liabilities	4,722,940	9,129	0.77%	4,704,571	9,181	0.78%	4,398,361	8,370	0.75%
Non-interest-bearing liabilities:
Demand checking accounts	910,835			863,854			806,348
Other non-interest-bearing liabilities	85,670			90,025			79,492
Total liabilities	5,719,445			5,658,450			5,284,201
Brookline Bancorp, Inc. stockholders’ equity	699,749			695,205			667,471
Noncontrolling interest in subsidiary	6,789			6,442			5,519
Total liabilities and equity	$6,425,983			$6,360,097			$5,957,191
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		52,200	3.24%		52,724	3.32%		50,354	3.42%
Less adjustment of tax-exempt income		346			374			276
Net interest income		$51,854			$52,350			$50,078
Net interest margin (5)			3.40%			3.48%			3.54%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Twelve Months Ended
	December 31, 2016			December 31, 2015
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$605,097	$12,055	1.99%	$583,921	$11,521	1.97%
Marketable and restricted equity securities (2)	66,738	3,017	4.52%	73,808	2,793	3.78%
Short-term investments	54,205	242	0.45%	56,520	128	0.23%
Total investments	726,040	15,314	2.11%	714,249	14,442	2.02%
Loans and Leases:
Commercial real estate loans (3)	2,811,487	113,910	3.99%	2,529,566	106,447	4.21%
Commercial loans (3)	695,057	27,509	3.90%	636,084	26,590	4.13%
Equipment financing (3)	748,626	48,217	6.44%	650,376	44,468	6.84%
Indirect automobile loans (3)	9,501	443	4.66%	83,218	2,686	3.23%
Residential mortgage loans (3)	624,994	22,217	3.55%	600,072	21,455	3.58%
Other consumer loans (3)	344,099	13,421	3.89%	311,855	11,792	3.78%
Total loans and leases	5,233,764	225,717	4.31%	4,811,171	213,438	4.44%
Total interest-earning assets	5,959,804	241,031	4.04%	5,525,420	227,880	4.12%
Allowance for loan and lease losses	(58,071)			(55,950)
Non-interest-earning assets	377,989			371,279
Total assets	$6,279,722			$5,840,749

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$294,318	209	0.07%	$249,204	179	0.07%
Savings accounts	578,855	1,322	0.23%	532,496	1,094	0.21%
Money market accounts	1,670,609	7,549	0.45%	1,560,437	6,935	0.44%
Certificates of deposit	1,102,110	10,990	1.00%	1,045,328	9,272	0.89%
Total interest-bearing deposits	3,645,892	20,070	0.55%	3,387,465	17,480	0.52%
Borrowings
Advances from the FHLBB	879,650	10,760	1.20%	840,123	9,950	1.17%
Subordinated debentures and notes	83,017	5,038	6.07%	82,846	5,001	6.04%
Other borrowed funds	43,533	116	0.27%	34,468	114	0.33%
Total borrowings	1,006,200	15,914	1.56%	957,437	15,065	1.55%
Total interest-bearing liabilities	4,652,092	35,984	0.77%	4,344,902	32,545	0.75%
Non-interest-bearing liabilities:
Demand checking accounts	849,672			770,045
Other non-interest-bearing liabilities	82,073			62,914
Total liabilities	5,583,837			5,177,861
Brookline Bancorp, Inc. stockholders’ equity	689,556			657,841
Noncontrolling interest in subsidiary	6,329			5,047
Total liabilities and equity	$6,279,722			$5,840,749
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		205,047	3.27%		195,335	3.37%
Less adjustment of tax-exempt income		1,383			970
Net interest income		$203,664			$194,365
Net interest margin (5)			3.44%			3.54%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(Dollars in Thousands)

Net income, as reported	$13,279	$13,617	$12,654	$12,812	$13,327	$52,362	$49,782

Average total assets	$6,425,983	$6,360,097	$6,237,463	$6,092,858	$5,957,191	$6,279,722	$5,840,749
Less: Average goodwill and average identified intangible assets, net	146,382	146,997	147,619	148,248	148,930	147,308	150,020
Average tangible assets	$6,279,601	$6,213,100	$6,089,844	$5,944,610	$5,808,261	$6,132,414	$5,690,729

Return on average tangible assets (annualized)	0.85%	0.88%	0.83%	0.86%	0.92%	0.85%	0.87%

Average total stockholders’ equity	$699,749	$695,205	$685,996	$677,101	$667,471	$689,556	$657,841
Less: Average goodwill and average identified intangible assets, net	146,382	146,997	147,619	148,248	148,930	147,308	150,020
Average tangible stockholders’ equity	$553,367	$548,208	$538,377	$528,853	$518,541	$542,248	$507,821

Return on average tangible stockholders’ equity (annualized)	9.60%	9.94%	9.40%	9.69%	10.28%	9.66%	9.80%

Brookline Bancorp, Inc. stockholders’ equity	$695,544	$696,371	$689,656	$680,417	$667,485	$695,544	$667,485
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	8,133	8,754	9,377	9,998	10,633	8,133	10,633
Tangible stockholders' equity	$549,521	$549,727	$542,389	$532,529	$518,962	$549,521	$518,962

Total assets	$6,438,129	$6,380,312	$6,296,502	$6,181,030	$6,042,338	$6,438,129	$6,042,338
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	8,133	8,754	9,377	9,998	10,633	8,133	10,633
Tangible assets	$6,292,106	$6,233,668	$6,149,235	$6,033,142	$5,893,815	$6,292,106	$5,893,815

Tangible stockholders’ equity to tangible assets	8.73%	8.82%	8.82%	8.83%	8.81%	8.73%	8.81%

Tangible stockholders' equity	$549,521	$549,727	$542,389	$532,529	$518,962	$549,521	$518,962

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	4,707,096	4,734,512	4,862,193	4,861,554	4,861,554	4,707,096	4,861,554
Unallocated ESOP shares	176,688	185,787	194,880	203,973	213,066	176,688	213,066
Unvested restricted shares	476,854	476,938	484,066	486,035	486,035	476,854	486,035
Number of common shares outstanding	70,383,807	70,347,208	70,203,306	70,192,883	70,183,790	70,383,807	70,183,790

Tangible book value per common share	$7.81	$7.81	$7.73	$7.59	$7.39	$7.81	$7.39

Allowance for loan and lease losses	$53,666	$58,892	$57,258	$58,606	$56,739	$53,666	$56,739
Less:
Allowance for acquired loans and leases losses	1,253	1,640	2,178	1,938	1,752	1,253	1,752
Allowance for originated loan and lease losses	$52,413	$57,252	$55,080	$56,668	$54,987	$52,413	$54,987

Total loans and leases	$5,398,864	$5,332,300	$5,259,038	$5,130,445	$4,995,540	$5,398,864	$4,995,540
Less:
Total acquired loans and leases	315,304	346,377	371,986	395,782	422,652	315,304	422,652
Total originated loans and leases	$5,083,560	$4,985,923	$4,887,052	$4,734,663	$4,572,888	$5,083,560	$4,572,888

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.03%	1.15%	1.13%	1.20%	1.20%	1.03%	1.20%